UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

RAYONT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

Level 3, 26 Marine Parade, Southport

Queensland, 4215 Auatralia

+60(3) 5569 0638

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 1 4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RAYT	OTC Markets Group

As previously reported on October 2, 2020, pursuant to an Acquisition Agreement, Rayont Inc. (the “Company”), acquired all of the issued and outstanding capital stock of Rayont International (L) Limited, a Malaysian company. The purchase price paid by the Company was 25,714,286 shares of its common stock valued at $1,800,000 or $0.07 per share, which was the closing price of the Company’s common stock on the OTC Markets on September 29, 2020.

This Form 8-K/A amends the Current Report on Form 8-K, filed on October 2, 2020 (the “Initial 8-K”), to include the historical audited and unaudited financial statements of Rayont International (L) Limited and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and certain non-GAAP financial measures and reconciliations, and should be read in conjunction with the Initial 8-K.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited combined financial statements of Rayont International (L) Limited as of September 30, 2020 and 2019 and for the two years then ended, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for Rayont International (L) Limited for the year ended September 30, 2020, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Financial Statements of Rayont International (L) Limited (Audited) and (Unaudited).
99.2	Unaudited pro forma financial information.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAYONT INC.

Dated: October 26, 2020	By:	/s/ Marshini Thulkanam
Marshini Thulkanam
CEO and President

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